EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report incorporated by reference in this Form 10-K into First Commerce Corporation's previously filed Registration Statement File Nos. 2-97152, 33-28002, 33-50150 and 33-57035 on Forms S-8 and Registration File No.
33-13128 on Form S-3.




                                                        /s/ ARTHUR ANDERSEN LLP
New Orleans, Louisiana,                                     ARTHUR ANDERSEN LLP
March 21, 1996